U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2018

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐ Emerging growth company

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2018, iBio, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). A total of 115,918,510 shares of the Company’s common stock were entitled to vote as of April 2, 2018, the record date for the Special Meeting. There were 63,606,416 shares present in person or by proxy at the Special Meeting.

As described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2018 (the “Proxy Statement”), at the Special Meeting the stockholders were asked to vote on two matters: (1) to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Reverse Split Amendment”), to effect a reverse stock split of the Company’s common stock, $0.001 par value per share, at a ratio not less than one-for-two (1:2) and not greater than one-for-ten (1:10), with the exact ratio to be publicly announced and set within that range at the discretion of the Company’s Board of Directors before filing of Reverse Split Amendment without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”), and (2) to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the proposal to effect a reverse stock split (the “Adjournment Proposal”). The proposals are described in detail in the Proxy Statement.

The final voting results of the Special Meeting are set forth below.

Proposal 1 –The Company’s stockholders approved the Reverse Stock Split Proposal. The voting results were 60,770,293 shares “FOR,” 2,803,522 shares “AGAINST,” and 31,381 abstentions.

Proposal 2 – The Company’s stockholders approved the Adjournment Proposal. The voting results were 60,601,274 shares “FOR,” 2,868,910 shares “AGAINST,” 135,012 abstentions.

As described in the Proxy Statement, the Board has the authority to decide, at any time prior to April 23, 2019, whether to implement the reverse stock split and the precise ratio of the reverse stock split within a range of one-for-two (1:2) shares of the Company’s common stock to one-for-ten (1:10) shares of the Company’s common stock. If the Board decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the Reverse Split Amendment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: April 25, 2018	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO